BLACKROCK FUNDSSM

BlackRock High Equity Income Fund

(the “Fund”)

Supplement dated July 20, 2017 to the Prospectuses of the Fund, dated June 12, 2017

On June 29, 2017, the Board of Trustees of BlackRock FundsSM approved a change in the Fund’s distribution frequency from annually to quarterly. As such, effective immediately, the following change is made to the Fund’s Prospectuses.

The first sentence of the first paragraph in the section entitled “Management of the Fund — Dividends, Distributions and Taxes” following the sub-section entitled “Buying a Dividend” is deleted in its entirety and replaced with the following:

The Fund will distribute net investment income, if any, quarterly and net realized capital gains, if any, at least annually.

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Shareholders should retain this Supplement for future reference.

PRO-HEI-0717SUP